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                                 EXHIBIT 10.1

                        FIRST AMENDMENT TO FIRST AMENDED
                  AND RESTATED REVOLVING CREDIT LOAN AGREEMENT


         THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED REVOLVING CREDIT LOAN AGREEMENT (the "AMENDMENT"), dated as of March 15, 1995, is among the Borrower (as defined below) and COMERICA BANK-TEXAS, a Texas banking association ("LENDER").

                                   RECITALS:

         Borrower and Lender have entered into that certain First Amended and Restated Revolving Credit Loan Agreement dated as of August 19, 1993 (such agreement as previously amended and/or extended and as may be hereafter amended or otherwise modified from time to time, the "AGREEMENT").

         Borrower and Lender desire to amend the Agreement as herein provided.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                                  Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby. As used herein the term "BORROWER" shall mean, collectively, Bestway Rental, Inc., a Delaware corporation, EZY Rental, Inc., a Tennessee corporation, K.C. Resource Service Corporation, a Missouri corporation, and U.S. Credit-Service Corporation, a Missouri corporation, each of which are jointly and severally liable under all documents executed by them for the benefit of Lender.

                                   ARTICLE II

                                   Amendments

         Section 2.1. Amendment to Section 1.1. Effective as of the date hereof, certain definitions contained in Section 1.1 of the Agreement are hereby amended as follows:

         (a) The following definitions are hereby substituted for existing definitions of the same identity, and such existing definitions are deleted in their entirety:




FIRST AMENDMENT TO FIRST AMENDED AND
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                 "MAXIMUM REVOLVING CREDIT LOAN" shall mean $4,000,000.00.

                 "REVOLVING CREDIT NOTE" shall mean the First Modification Revolving Credit Note dated March 15, 1995, in the original principal amount of $4,000,000, executed by the Borrower and payable to the order of the Bank, as renewed, extended, increased and/or modified from time to time.

                 "TERMINATION DATE" shall mean August 18, 1996.

          Section 2.2 Amendment to Section 2 Generally. Effective as of the date hereof, the reference in Section 2.1. of the Agreement to "$3,000,000" is deleted and replaced with "$4,000,000". Additionally, any other reference in
Section 2, generally, to a $3,000,000 limit for the face amount of the Revolving Credit Note shall be deleted and $4,000,000 shall be substituted therefor.

         Section 2.3 Amendment to Section 2.2.4. Effective as of the date hereof, all references in Section 2.2.4 of the Agreement to "two percent (2%)" shall be deleted and substituted therefor shall be "one and one-half percent (1.50%)."


                                  ARTICLE III

                              Conditions Precedent

         The effectiveness of this Amendment is subject to the condition that Lender shall have received as of the date hereof, in form and substance satisfactory to Lender, (a) the Revolving Credit Note, (b) resolutions of the Board of Directors of the Borrower certified by its Secretary or an Assistant Secretary which authorize the execution, delivery, and performance by the Borrower of this Amendment, and (c) written ratification of all existing subordination agreements from O'Donnell & Masur, L.P., Jack E. Meyer and Euless Aero Components, Inc.

                                   ARTICLE IV

                       Ratifications and Other Agreements

         Section 4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement, the Note, and all other loan and collateral documents executed in connection with the Agreement are hereby ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby and all other documents executed in connection with the Agreement or this Amendment to which Borrower is a party shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.




FIRST AMENDMENT TO FIRST AMENDED AND
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         Section 4.2      Representations and Warrantes. Borrower hereby
represents and warrants to Lender that (a) the execution, delivery and performance of this Amendment and any and all other documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower or any agreement to which Borrower or any of its properties is bound, (b) the representations and warranties contained in the Agreement, as amended hereby, and any other documents executed in connection therewith or herewith are true and correct on and as of the date hereof as though made on and as of the date hereof, (c) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (d) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby. Since the date of the Agreement, there have been no amendments to any of the respective articles of incorporation or bylaws of the entities which collectively comprise the Borrower.

                                   ARTICLE V

                                 Miscellaneous

         Section 5.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other document executed in connection herewith shall survive the execution and delivery of this Amendment, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely upon them.

         Section 5.2 Reference to Agreement. The Agreement, and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 5.3 Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including without limitation the costs and reasonable fees of Lender's legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other document executed in connection therewith, including without limitation the costs and reasonable fees of Lender's legal counsel.

         Section 5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.




FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED REVOLVING CREDIT LOAN AGREEMENT - Page 3

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         Section 5.5      Applicable Law. This Amendment and all other
documents executed pursuant hereto shall be deemed to have been made and to be performable in Dallas, Dallas County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         Section 5.6 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrower, and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

         Section 5.7 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

         Section 5.8 Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower or any obligated party shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

         Section 5.9 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 5.10 Non-Application of Chapter 15 of Texas Credit Code. The provisions of Chapter 15 of the Texas Credit Code (Vernon's Annotated Texas Statutes, Article 5069-15) are specifically declared by the parties not to be applicable to this Amendment or any of the Loan Documents or the transactions contemplated hereby.

         Section 5.11 ENTIRE AGREEMENT. THE AGREEMENT, THIS AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THE AGREEMENT OR THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.




FIRST AMENDMENT TO FIRST AMENDED AND
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         Executed as of the date first written above.

                                                   BORROWER:

                                                   BESTWAY RENTAL, INC.,


                                                   By: /s/ BETH A. DURRETT
                                                       -----------------------
                                                       Beth A. Durrett
                                                       Vice President


                                                   EZY RENTAL, INC.


                                                   By: /s/ BETH A. DURRETT
                                                       -----------------------
                                                       Beth A. Durrett
                                                       Vice President


                                                   K. C. RESOURCE SERVICE
                                                   CORPORATION


                                                   By: /s/ BETH A. DURRETT
                                                       -----------------------
                                                       Beth A. Durrett
                                                       Vice President


                                                   U.S. CREDIT-SERVICE
                                                   CORPORATION


                                                   By: /s/ BETH A. DURRETT
                                                       -----------------------
                                                       Beth A. Durrett
                                                       Vice President


                                                   LENDER:

                                                   COMERICA BANK-TEXAS


                                                   By:
                                                       -----------------------
                                                       G. Christopher Jones
                                                       Vice President




FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED REVOLVING CREDIT LOAN AGREEMENT - Page 5

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         Each of the undersigned hereby severally, but not jointly, (i)
consents and agrees to this Amendment and (ii) confirms and agrees that any subordination agreement previously executed respectively by the undersigned for the benefit of Lender is in full force and effect and is the legal, valid and binding obligation of the undersigned and is, enforceable in accordance with its terms.


                                    SUBORDINATING PARTIES:

                                    O'DONNELL & MASUR, L.P.

                                    By: O'Donnell & Masur, a general partnership


                                    By:  /s/ JAMES A. O'DONNELL
                                       ----------------------------------------
                                    Its: General Partner
                                        ---------------------------------------

                                         /s/ JACK E. MEYER
                                    -------------------------------------------
                                             Jack E. Meyer


                                    EULESS AERO COMPONENTS, INC.



                                    By:  /s/ DAVID S. TEMIN
                                       ----------------------------------------
                                    Its: Vice President
                                        ---------------------------------------





FIRST AMENDMENT TO FIRST AMENDED AND
RESTATED REVOLVING CREDIT LOAN AGREEMENT - Page 6

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                          SECOND AMENDED AND RESTATED
                             REVOLVING CREDIT NOTE

                                 Dallas, Texas

$4,000,000.00                                                     March 15, 1995


         FOR VALUE RECEIVED, BESTWAY RENTAL, INC., a Delaware corporation which is successor-by-merger to EZY Acquisition, Inc., EZY RENTAL, INC., a Tennessee corporation, K. C. RESOURCE SERVICE CORPORATION, a Missouri corporation, and U.S. CREDIT - SERVICE CORPORATION, a Missouri corporation, (collectively, the "MAKER"), jointly and severally promise to pay to the order of COMERICA BANK-TEXAS (the "BANK") at 1909 Woodall Rodgers Freeway, Dallas, Texas 75201, on August 18, 1996, (unless sooner due under the terms of the Loan Agreement, as that term is defined below) the principal sum of Four Million and No/100 Dollars ($4,000,000.00) or, if less, the aggregate unpaid principal sum shown on the schedule(s) which, at the sole option of the Bank, may be attached hereto and made a part hereof.

         The unpaid principal amount of this Note shall bear interest and be payable as provided in that certain First Amended and Restated Revolving Credit Agreement, dated August 19, 1993, between the Maker and the Bank (as amended from time to time, including without limitation of even date herewith, the "LOAN AGREEMENT") and this Note is the Revolving Credit Note referred to in the Loan Agreement. Interest shall be payable to the extent accrued on the first day of each calendar month, beginning April 1, 1995, until maturity (whether by acceleration or otherwise) and, from and after such maturity, on demand.

         This Note is secured by the Collateral described in the Loan Agreement, which Loan Agreement, as it may be amended from time to time, is by this reference incorporated herein and made a part hereof. Reference is hereby made to the Loan Agreement for a statement of its terms and conditions, including those conditions under which this Note may be paid prior to its due date or its due date accelerated. Unless otherwise defined herein, capitalized terms herein shall have the meanings given such terms in the Loan Agreement.

         If an Event of Default (as defined in the Loan Agreement) occurs and is not cured within the time, if any, provided for by the Loan Agreement and is continuing, the Bank may exercise any one or more of the rights (including the right to accelerate this Note and any other Indebtedness, as defined in the Loan Agreement) and remedies granted by the Loan Agreement, or given to a secured party under applicable law.

         The Bank is hereby granted a security interest in all property of the Maker at any time in the possession of the Bank and in all balances of deposit accounts of the Maker from time to time with the Bank. If an Event of Default occurs and is not cured within the time, if any,




SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE - Page 1
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provided for by the Loan Agreement, then the Bank, upon the occurrence and continuance of any such Event of Default, or after the expiration of any time provided for cure, may at its option and without prior notice to the Maker declare the principal of and interest on this Note to be immediately due and payable and may set off against the principal of and interest on this Note (i) any amount owing by the Bank to the Maker (ii) any property of the Maker in the possession of the Bank and (iii) any amount in any deposit account of the Maker with the Bank.

         No agreements, conditions, provisions or stipulations contained in this Note or in any other agreement between the Maker and the Bank, or the occurrence of an Event of Default, or the exercise by the Bank of the right to accelerate the payment of the maturity of principal and interest, or to exercise any option whatsoever contained in this Note or any other agreement between the Maker and the Bank, or the arising of any contingency whatsoever, shall entitle the Bank to collect, in any event, interest exceeding the maximum rate of nonusurious interest allowed from time to time by applicable state or federal laws as now or as may hereinafter be in effect (the "MAXIMUM LEGAL RATE") and in no event shall the Maker be obligated to pay interest exceeding such Maximum Legal Rate, and all agreements, conditions or stipulations, if any, which may in any event or contingency whatsoever operate to bind, obligate or compel the Maker to pay a rate of interest exceeding the Maximum Legal Rate shall be without binding force or effect, at law or in equity, to the extent only of the excess of interest over such Maximum Legal Rate. In the event any interest is charged in excess of the Maximum Legal Rate (the "Excess"), the Maker acknowledges and stipulates that any such charge shall be the result of an accidental and bona fide error, and such Excess shall be, first applied to reduce the principal of any obligations due, and, second, returned to the Maker, it being the intention of the parties hereto not to enter at any time into an usurious or otherwise illegal relationship. The parties hereto recognize that with fluctuations in the prime commercial interest rate from time to time announced by the Bank such an unintentional result could inadvertently occur. By the execution of this Note, the Maker covenants that
(a) the credit or return of any Excess shall constitute the acceptance by the Maker of such Excess, and (b) the Maker shall not seek or pursue any other remedy, legal or equitable, against the Bank based, in whole or in part, upon the charging or receiving of any interest in excess of the Maximum Legal Rate. For the purpose of determining whether or not any Excess has been contracted for, charged or received by the Bank, all interest at any time contracted for, charged or received by the Bank in connection with the Maker's obligations shall be amortized, prorated, allocated and spread in equal parts during the entire term of this Note. If at any time the rate of interest payable hereunder shall be computed on the basis of the Maximum Legal Rate, any subsequent reduction in the Contract Rate shall not reduce such interest thereafter payable hereunder below the amount computed on the basis of the Maximum Legal Rate until the aggregate amount of such interest accrued and payable under this Note equals the total amount of interest which would have accrued if such interest had been at all times computed solely on the basis of the Contract Rate.

         Unless preempted by federal law, the rate of interest from time to time in effect hereunder shall not exceed the "INDICATED RATE CEILING" from time to time in effect under Chapter




SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE - Page 2
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1 of the Texas Credit Code (Vernon's Texas Civil Statutes), Section (a)(1),
Article 5069-1.04, as amended.

         The provisions of this Note governing interest shall be deemed to be incorporated into every document or communication relating to the obligations which sets forth or prescribes any account, right or claims or alleged account, right or claim of the Bank with respect to the Maker (or any other obligor in respect of the obligations), whether or not any provisions of this Note is referred to therein. All such documents and communications and all figures set forth therein shall, for the sole purpose of computing the extent of the obligations asserted by the Bank thereunder, be automatically recomputed by the Maker or any other obligor, and by any court considering the same, to give effect to the adjustments or credits required by this Note.

         If the applicable state or federal law is amended in the future to allow a greater rate of interest to be charged under this Note than is presently allowed by applicable state or federal law, then the limitation of interest hereunder shall be increased to the maximum rate of interest allowed by applicable state or federal law, as amended, which increase shall be effective hereunder on the effective date of such amendment, and all interest charges owing to the Bank by reason thereof shall be payable upon demand.

         The provisions of Chapter 15 of the Texas Credit Code (Vernon's Texas Civil Statutes), Article 5069-15, as amended, are specifically declared by the parties hereto not to be applicable to this Note or any of the other agreements executed in connection herewith or therewith or to the transactions contemplated hereby or thereby.

         The Maker and all guarantors and endorsers (i) waive presentment, demand, protest and notice of dishonor, (ii) agree that no extension or indulgence to the Maker or release or nonenforcement of any security, whether with or without notice, shall affect the obligations of any guarantor or endorser, and (iii) agree to reimburse the holder of this Note for any and all costs and expenses (including, but not limited to, reasonable attorney fees) incurred in collecting or attempting to collect any and all principal of and interest on this Note.

         Should this Note be signed by more than one party, all of the obligations herein contained shall be the joint and several obligations of each signatory hereto.

         This Note is given in renewal and extension (but not as a novation) of that certain First Amended and Restated Revolving Credit Note dated August 19, 1993, in the original principal amount of $3,000,000.00 executed by Maker and payable to the order of the Bank.




SECOND AMENDED AND RESTATED REVOLVING CREDIT NOTE - Page 3
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         IN WITNESS WHEREOF, the Maker has executed this Note as of the 15th day of March, 1995.

                                                BESTWAY RENTAL, INC.


                                                By:  /s/ BETH A. DURRETT
                                                     ---------------------------
                                                     Beth A. Durrett
                                                     Vice President


                                                EZY RENTAL, INC.

                                                By:  /s/ BETH A. DURRETT
                                                     ---------------------------
                                                     Beth A. Durrett
                                                     Vice President



                                                K.C. RESOURCE SERVICE
                                                CORPORATION


                                                By:  /s/ BETH A. DURRETT
                                                     ---------------------------
                                                     Beth A. Durrett
                                                     Vice President



                                                U.S. CREDIT - SERVICE
                                                CORPORATION


                                                By:  /s/ BETH A. DURRETT
                                                     ---------------------------
                                                     Beth A. Durrett
                                                     Vice President




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